UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

NetScout Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
0000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road, Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 614-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On May 4, 2005, NetScout Systems, Inc. (the "Company") approved the acceleration of vesting of all stock options issued on or before December 31, 2004 that become exercisable on or after April 1, 2006, so that all of such options shall become fully exercisable on March 31, 2006. Such options had been granted under the Company’s equity compensation plans and are held by the Company’s employees, including its executive officers. Substantially all of such options were “out-of-the-money” as of the time of the acceleration of vesting. Options to purchase approximately 620,000 shares of common stock or 39% of the Company's outstanding unvested options as of May 4, 2005 (of which options to purchase approximately 110,000 shares or 7% of the Company's outstanding unvested options as of May 4, 2005 are held by the Company's executive officers) are subject to the acceleration. The weighted average exercise price of the options subject to the acceleration is $5.62.

The purpose of the acceleration is to enable the Company to avoid recognizing compensation expense associated with these options in future periods in its consolidated statements of operations, upon adoption of FASB Statement No. 123R (Share-Based Payment). The pre-tax charge to be avoided amounts to approximately $2.4 million over the course of the original vesting periods.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information in this Item 2.02 and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On May 4, 2005, the Company issued a press release regarding its financial results for the quarter and year ended March 31, 2005 and its expectations of future performance and held a conference call regarding these topics. A copy of the Company's press release was previously furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated May 4, 2005. A transcript of the conference call is furnished as Exhibit 99.1 to this report and is incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The Company hereby furnishes the following exhibit:

99.1	Transcript of conference call held on May 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC. By: /s/ David P. Sommers David P. Sommers Chief Financial Officer and Senior Vice President, General Operations

Date: May 10, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of conference call held on May 4, 2005.